AQUILA ROCKY MOUNTAIN EQUITY FUND
              Supplement to the Statement of Additional Information
                              Dated April 30, 2009


         The material under the caption "Disclosure of Portfolio Holdings" is replaced by the following:

Disclosure of Portfolio Holdings

         Under Fund policies, the Manager publicly discloses the complete schedule of the Fund's portfolio holdings, as reported at the end of each calendar quarter, no earlier than the first business day falling 30 days after the quarter's end. Such information will remain accessible until the next schedule is made publicly available. You may obtain a copy of the Fund's schedule of portfolio holdings for the most recently completed period by accessing the information on the Fund's website at www.aquilafunds.com. The Fund also discloses the five largest holdings by market value as of the close of the last business day each calendar quarter-end by posting the same to its web site on the 5th business day of the following calendar month. Such information remains on the web site until the earlier of the next such posting or the 5th business day of the month following a calendar quarter-end.

         In addition, the Manager may share the Fund's non-public portfolio holdings information with pricing services and other service providers to the Fund who require access to such information in order to fulfill their contractual duties to the Fund. The Manager may also disclose non-public information regarding the Fund's portfolio holdings to certain mutual fund analysts and rating and tracking entities, such as Morningstar and Lipper Analytical Services, or to other entities that have a legitimate business purpose in receiving such information on a more frequent basis. Exceptions to the frequency and recipients of the disclosure may be made only with the advance authorization of the Fund's Chief Compliance Officer upon a determination that such disclosure serves a legitimate business purpose and is in the best interests of the Fund and will be reported to the Board of Trustees at the next regularly scheduled board meeting. All non-public portfolio holdings information is provided pursuant to arrangements as to confidentiality.

         Whenever portfolio holdings disclosure made pursuant to these procedures involves a possible conflict of interest between the Fund's shareholders and the Fund's Manager, Distributor or any affiliated person of the Fund, the disclosure may not be made unless a majority of the independent Trustees or a majority of a board committee consisting solely of independent Trustees approves such disclosure. The Fund and the Manager shall not enter into any arrangement providing for the disclosure of non-public portfolio holdings information for the receipt of compensation or benefit of any kind. Any material changes to the policies and procedures for the disclosure of portfolio holdings will be reported to the Board on at least an annual basis.


                  The Date of this Supplement is July 29, 2009